PHOENIX SERIES FUND

    Supplement dated July 28, 2004 to the Prospectus dated February 28, 2004

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PHOENIX-DUFF & PHELPS CORE BOND FUND
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 Under the heading "Principal Investment Strategies" on page 1 of the prospectus, the first, second and third arrowed strategies are replaced with the following:

> Under normal circumstances, the fund invests at least 80% of its assets in investment grade bonds of U.S. issuers. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, short-term instruments, U.S. Government securities, mortgage-backed and asset-backed securities, Collateralized Mortgage Obligations (CMOs) and municipal securities. Investment grade bonds are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser believes are of comparable quality. The fund intends to maintain an average credit quality of investment of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days' written notice to shareholders.

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PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
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The Board of Trustees of the Phoenix Series Fund (the "Trust") has approved a name change for the Phoenix-Engemann Aggressive Growth Fund to the "Phoenix-Engemann Mid-Cap Growth Fund (the "Fund"). Since historically the Fund has invested principally in mid-cap issuers, the Board determined that the name change would provide greater clarity to investors as to the Fund's investments. The Fund's principal investment strategy of investing in companies having market capitalizations between $2 - $10 billion remains unchanged, except that the Fund will now be required to invest 80% of its assets, rather than 65% as previously, in such mid-cap issuers. The Fund's investment objective, all other principal investment strategies and principal risks will also remain the same. The fees and expenses associated with the Fund will not be affected.

Accordingly, under the heading "Principal Investment Strategies" on page 6 of the prospectus, the first arrowed strategy is replaced with the following:

> Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies that have market capitalizations of between $2 - $10 billion at the time of purchase. The fund may invest in companies with lower or higher market capitalizations. Equity securities in which the fund invests include common and preferred stocks, and securities convertible into common stocks. The fund's policy of investing 80% of its assets in mid-cap companies may be changed only upon 60 days written notice to shareholders.

Under the heading "Principal Investment Strategies" on page 6 of the prospectus, the last arrowed strategy is deleted in its entirety.

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PHOENIX-ENGEMANN CAPITAL GROWTH FUND
------------------------------------
Under the heading "Principal Investment Strategies" on page 12 of the prospectus, the first arrowed strategy is replaced with the following:

> Under normal circumstances, the fund invests at least 65% of its assets in common stocks, which the subadvisor believes to have appreciation potential. Although the fund may invest in issuers of any capitalization, the fund generally invests principally in larger cap stocks. At December 31, 2003, the market capitalizations of the issuers in which the fund was invested ranged from $14 billion to $331 billion.

Under the heading "Principal Investment Strategies" on page 12 of the prospectus, the second arrowed strategy is replaced with the following:

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investments in stocks that the subadviser believes have the ability to increase their profits year after year at a faster rate than the average company. The portfolio will have a high-quality rating, considered A or better, as defined by Value Line, an independent rating firm. Securities are analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

PXP393SEC (7/04)                                                     Page 1 of 3
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Under the heading "Risks Related to Principal Investment Strategies" on page 13 of the prospectus, add the following paragraph:

LARGER MARKET CAPITALIZATION
Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Under the heading "Portfolio Management" on page 17 of the prospectus, replace the two paragraphs with the following:

A team of equity professionals led by Gretchen Lash makes investment and trading decisions for the fund. Ms. Lash oversees the research and portfolio management function at Engemann, and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May 2003. Ms. Lash joined Engemann in October 2001 as the Chief Investment Officer & Portfolio Manger. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. from 1997-October 2001. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992; she is a regular panelist on CNBC television's Louis Rukeyser's Wall Street.

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PHOENIX-GOODWIN HIGH YIELD FUND
-------------------------------
Under the heading "Principal Investment Strategies" on page 19 of the prospectus, the fifth arrowed strategy is amended by removing "derivatives" from the listing of fund investments. Accordingly, under the heading "Risks Related to Principal Investment Strategies" on page 19 of the prospectus, delete the subsection titled "Derivatives." Although the fund may invest in derivatives, it is not considered a principal investment strategy and is therefore more appropriately covered by the derivatives disclosure under "Additional Investment Techniques" on page 39 of the prospectus.

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PHOENIX-GOODWIN MONEY MARKET FUND
---------------------------------
Under the heading "Risks Related to Principal Investment Strategies" on page 27 of the prospectus, add the following paragraph:

DOMESTIC BANKING INDUSTRY
If the fund were to concentrate its investments in the domestic banking industry, such strategy may present additional risks. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to obligations issued by companies within the domestic banking industry. Moreover, conditions that negatively impact the domestic banking industry will have a greater impact on this fund as compared to a fund that does not have a policy allowing it to concentrate in this industry.

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PHOENIX-OAKHURST BALANCED FUND
------------------------------
Under the heading "Principal Investment Strategies" on page 31 of the prospectus, add the following to the end of the first arrowed strategy:

The adviser uses a blended approach in its security selection process, combining a pursuit of growth and income. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities.

Under the heading "Principal Investment Strategies" on page 31 of the prospectus, add the following after the second arrowed strategy:

> The fund primarily purchases equity securities of large capitalization companies; however, the fund may purchase equity securities of companies in the small and medium capitalization ranges. At December 31, 2003, the market capitalization range for the equity portion of the fund was $2 billion to $331 billion.

Under the heading "Principal Investment Strategies: on page 32 of the prospectus, the last arrowed strategy is replaced with the following:

> The fund primarily invests in investment-grade fixed income securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-back securities and U.S. Treasury securities. The fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds."


PXP393SEC (7/04)                                                     Page 2 of 3

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Under the heading "Risks Related to Principal Investment Strategies" on page 32 of the prospectus, add the following paragraphs:

HIGH YIELD-HIGH RISK SECURITIES
High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

LARGER MARKET CAPITALIZATION
Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

SMALL AND MEDIUM CAPITALIZATIONS
Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Under the heading titled "Additional Investment Techniques" on page 40 of your prospectus, the subsection "Small Capitlization Companies," the Balanced Fund is removed from the list of funds using this strategy as an additional investment technique. Since the Balanced Fund invests in companies of any capitalization, the risk of investing in small and medium capitalization companies is more appropriately disclosed under the fund's "Risks related to Principal Investment Strategies" as described above.

Also, under the heading titled "Additional Investment Techniques" on page 40 of your prospectus, the subsection "High Yield-High Risk Securities" is removed. Since the Balanced Fund invests in high yield-high risk securities as a principal investment strategy, the risk of such investments is more appropriately disclosed under the Fund's "Risks Related to Principal Investment Strategies" as described above.


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ALL FUNDS
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Under the heading titled "Sales Charges" on page 42 of the prospectus, add the following as the new first paragraph under the subheading "What arrangement is best for you?"

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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PXP393SEC (7/04)                                                     Page 3 of 3

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                               PHOENIX SERIES FUND

                         Supplement dated July 28, 2004
   to the Statement of Additional Information ("SAI") dated February 28, 2004

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Under the section titled, "Investment Restrictions" on page 2 of the SAI, the last paragraph is replaced with the following:

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.


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PXP393SAISEC (7/04)